UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

Legg Mason Partners
Variable Appreciation
Portfolio

Managed by CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks long-term appreciation of capital.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	7

Portfolio expenses	8

Portfolio performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	18

Statement of operations	19

Statements of changes in net assets	20

Financial highlights	21

Notes to financial statements	23

Report of independent registered public accounting firm	36

Board approval of management and subadvisory agreements	37

Additional information	42

Important tax information	49

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended December 31, 2008. Looking back, U.S. gross domestic product (“GDP”)i contracted 0.2% in the fourth quarter of 2007. This was due to continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to this rebound were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its advance estimate for fourth quarter GDP decline was 3.8%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it felt like we were in the midst of an economic contraction for much of 2008. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least 38 years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the 12 months of 2008. During 2008 as a whole, 2.6 million jobs were lost, the largest annual decline since World War II ended in 1945. In addition, at the end of 2008, the unemployment rate had risen to 7.2%, its highest level since January 1993.

Legg Mason Partners Variable Appreciation Portfolio   I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When 2008 began, the federal funds rateiii was 4.25%. This was quickly brought down to 3.00% by the end of January 2008, on the back of two Fed rate cuts. The Fed continued to lower the federal funds rate to 2.00% by the end of April 2008, but then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October to 1.00%. Then, in mid-December 2008, it reduced the federal funds rate to a range of zero to 0.25%, an historic low. In conjunction with its December meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. In particular, the Committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to purchase bad loans and other troubled financial assets. However, in November 2008, Treasury Secretary Paulson said, “Our assessment at this time is that this is not the most effective way to use TARP funds, but we will continue to examine whether targeted forms of asset purchase can play a useful role, relative to other potential uses of TARP resources, in helping to strengthen our financial system and support lending.”

The U.S. stock market was extremely volatile and generated very poor results during the 12 months ended December 31, 2008. Stock prices declined during each of the first three months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed

II   Legg Mason Partners Variable Appreciation Portfolio

course and posted positive returns in April and May 2008. The market’s gains were largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during five of the last seven months of the reporting period, including S&P 500 Indexiv (the “Index”) returns of -8.91%, -16.79% and -7.18% in September, October and November 2008, respectively. While the Index rallied approximately 20% from its low on November 20, 2008 through the end of the year, it was too little, too late. All told, the Index returned -37.00% in 2008, its third worst year ever and the biggest calendar year loss since 1937.

Looking at the U.S. stock market more closely, its descent was broad in scope, with every major index posting double-digit losses. In terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes, returned -37.60%, -41.46% and -33.79%, respectively, during the 12-month period ended December 31, 2008. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indexes, returned -38.44% and -36.25%, respectively.

A special note regarding increased market volatility
In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain

Legg Mason Partners Variable Appreciation Portfolio   III

Letter from the chairman continued

immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and
•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2009

IV   Legg Mason Partners Variable Appreciation Portfolio

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Variable Appreciation Portfolio   V

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks long-term appreciation of capital. The Portfolio invests primarily in equity securities of U.S. companies, typically medium- and large-capitalization companies, but may also invest in small-capitalization companies.

The portfolio managers’ investment strategy consists of individual company selection and management of cash reserves. They look for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The Portfolio may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. When we wrote our annual commentary at the end of 2007, we were cautious about 2008. We said we were already starting a recession because of falling home prices, maxed-out consumer credit card debt, and higher energy prices. Although we saw problems, the biggest, and worst, surprises of 2008 were the extent and degree of the damage. Books will be written about the failures of financial firms, the worst stock market since the 1930s, and the collapse of the domestic and world economies in the last quarter of the year. Determined to avoid a repeat of the 1930s, the Federal Reserve Board (“Fed”)i has opened the monetary spigots. The U.S. Department of the Treasury and Congress are struggling with various fiscal stimuli, including Troubled Asset Relief Program (“TARP”). President Obama said it best when he said that the government will keep trying until the stimulus works.

Whether one believes that the underlying cause of today’s mess is a housing bubble, or a long period of disproportionate rewards to financial players, housing must be stabilized. The Treasury has begun to actively buy mortgages with the goal of reducing mortgage rates to levels that will allow both refinancing and clearing of the enormous inventory of unsold homes. Unlike other moves that merely have put needed band-aids on gaping wounds, we believe this program could have a positive impact on the economy.

We believe our financial situation will not become a depression, with 25% unemployment. The deleveraging from years of borrowing sprees and risky behavior in financial markets is beyond painful, but the safety nets today were simply not present in the 1930s. We continue to feel that the stock market made its panic lows in October and November 2008. Our analysis brings us to the conclusion that the bottom made then was comparable to the bottoms made in 1962, 1974, 1987 and 2002, and differed from 1931.

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Portfolio overview continued

However, we reiterate our belief that a long period of frustrating, drifting, volatile markets will exist. The new bull market will not get started until investors can get some sense of how long and how deep the recession will be. Only then will long-term buyers look over the valley and create a base for sustained improvement.

The sad fact is that no one can say when that will be. Because of the flight to safety, interest rates of U.S. Treasuries are very low, so valuation models for stocks are probably less valid than usual. There are pockets of stocks where valuations, dividend yields, or underlying assets, make them fairly compelling for buying and owning. We love companies that we believe have the ability to pay a stable or rising stream of dividends. For the first time in 50 years, yields on many stocks are highly competitive with fixed-income holdings.

Q. How did we respond to these changing market conditions?
A. We did not deviate from our primary investment strategy during the fiscal year, choosing to retain our focus on bottom-up stock selection based on proprietary fundamental research. We generally did avoid the Financials sector, as we found the risk-reward relationship for much of the sector was not attractive, in our view. We also allowed the cash position of the Portfolio to rise in the middle of the year as market volatility increased to record levels, but returned to a lower cash position at the close of the period.

2   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

Performance review
For the 12 months ended December 31, 2008, Class I shares of Legg Mason Partners Variable Appreciation Portfolio1 returned -29.31%. The Portfolio’s unmanaged benchmark, the S&P 500 Indexii, returned -37.00% over the same time frame. The Lipper Variable Large-Cap Core Funds Category Average2 returned -38.76% for the same period.

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable Appreciation Portfolio[1] — Class I Shares	-24.62%	-29.31%

S&P 500 Index	-28.48%	-37.00%

Lipper Variable Large-Cap Core Funds Category Average[2]	-30.20%	-38.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned -24.70% over the six months ended December 31, 2008. Class II shares returned -29.44% over the 12 months ended December 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated April 28, 2008, the gross total operating expense ratios for Class I and Class II shares were 0.81% and 1.15%, respectively.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% for Class II shares. This expense limitation may be reduced or terminated at any time.

Q. What were the leading contributors to performance?
A. Relative to the S&P 500 Index, both our overall stock selection and our overall sector allocation contributed meaningfully to the Portfolio’s performance for the year. In particular, stock selection in the Financials, Industrials, Information Technology (“IT”), Consumer Discretionary, Health Care and Consumer Staples sectors all contributed to relative performance.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 237 funds for the six-month period and among the 229 funds for the 12-month period in the Portfolio’s Lipper category.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   3

Portfolio overview continued

The Portfolio’s underweighted positions in Financials and Telecommunication Services, along with our allocation to cash and cash equivalents, also helped relative performance.

In terms of individual holdings, the leading contributors to performance for the year included positions in Wal-Mart Stores Inc. in the Consumer Staples sector, Annaly Capital Management Inc. and Hudson City Bancorp Inc., both in the Financials sector, McDonald’s Corp. in the Consumer Discretionary sector and Waste Management Inc. in the Industrials sector.

Q. What were the leading detractors from performance?
A. On an absolute basis, the Portfolio had negative returns in all industry sectors for the year, with the greatest percentage losses seen in the Materials sector, followed by the Energy, IT, Utilities, Financials and Industrials sectors. Compared to the benchmark, the detractors from performance for the year included stock selection in the Energy and Materials sectors, as well as underweights to the Health Care, Utilities, Consumer Staples and Consumer Discretionary sectors and our overweights to the Industrials and Materials sectors.

On an individual stock basis, the leading detractors from performance for the year included our holdings in General Electric Co. in the Industrials sector, Berkshire Hathaway Inc. [Class A Shares] in the Financials sector, Newfield Exploration Co. and El Paso Corp., both in the Energy sector, and Microsoft Corp. in the IT sector.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. Over the course of the year, we raised the Portfolio’s cash position to a high of over 10%, a tactic we can utilize when, in our opinion, market valuation levels become excessive, when we are waiting for buying opportunities, or when we anticipate a potential stock market decline. However, as the year progressed, we reinvested those funds, bringing our total allocation to cash and cash equivalents to below 5% at the close of the period, lower than where it was at the start.

We closed a number of positions during the year, primarily Portfolio holdings in the troubled Financials sector including American Express Co., American International Group Inc., Merrill Lynch & Co. Inc., Hudson City Bancorp Inc., Freddie Mac, Lehman Brothers Holdings Inc. and AFLAC Inc. Other positions closed during the year included Cytec Industries Inc. in the Materials sector, Eli Lilly & Co. in the Health Care sector and MEMC Electronic Materials Inc. in the IT sector.

4   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

New positions established during the fiscal year included El Paso Corp. in the Energy sector, Novartis AG (ADR), Schering-Plough Corp. and Pharmaceutical Product Development Inc., all in the Health Care sector, NRG Energy Inc. in the Utilities sector, Chimera Investment Corp. in the Financials sector and Amazon.com Inc. in the Consumer Discretionary sector.

In December 2008, we were nominated as finalists by Morningstar for their 2008 Domestic-Stock Fund Manager of the Year award. We did not win, but we take consolation from the fact that we lost to a deserving colleague, Charlie Dreifus of Royce & Associates, another Legg Mason affiliate. The nomination was a nice honor in a very difficult year, but it did little to diminish our distress over having lost money for our shareholders. It has been a year of pain for nearly everyone, and the turning of a page on a calendar does not mitigate that.

Thank you for your investment in Legg Mason Partners Variable Appreciation Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Harry D. “Hersh” Cohen Portfolio Manager ClearBridge Advisors, LLC	Scott K. Glasser Portfolio Manager ClearBridge Advisors, LLC

January 20, 2009

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Portfolio overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top 10 holdings (as a percentage of net assets) as of this date were: Wal-Mart Stores Inc. (3.7%), Travelers Cos. Inc. (3.5%), Johnson & Johnson (3.5%), AT&T Inc. (3.2%), Exxon Mobil Corp. (3.2%), Procter & Gamble Co. (2.9%), United Technologies Corp. (2.8%), Berkshire Hathaway Inc., Class A Shares (2.6%), Waste Management Inc. (2.5%) and Microsoft Corp. (2.1%). Please refer to pages 12 through 17 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Industrials (16.1%), Information Technology (14.1%), Consumer Staples (12.7%), Energy (12.7%) and Financials (12.2%). The Portfolio’s composition is subject to change at any time.

RISKS: The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

6   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

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Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	(24.62)%	$1,000.00	$753.80	0.77%	$3.39

Class II	(24.70)	1,000.00	753.00	1.00	4.41

[1]	For the six months ended December 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,021.27	0.77%	$3.91

Class II	5.00	1,000.00	1,020.11	1.00	5.08

[1]	For the six months ended December 31, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

	CLASS I	CLASS II
Twelve Months Ended 12/31/08	(29.31)%	(29.44)%

Five Years Ended 12/31/08	(0.03)	N/A

Ten Years Ended 12/31/08	1.04	N/A

Inception* through 12/31/08	6.67	(25.29)

CUMULATIVE TOTAL RETURN[1]

Class I (12/31/98 through 12/31/08)	10.94%

Class II (Inception date of 11/9/07 through 12/31/08)	(28.33)%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are October 16, 1991 and November 9, 2007, respectively.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO VS. S&P 500 INDEX† — December 1998 - December 2008

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Partners Variable Appreciation Portfolio on December 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2008. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance for the Portfolio’s Class II shares would be lower than the Class I shares’ performance indicated on this chart to the extent that Class II shares have higher expenses than Class I shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of investments
December 31, 2008

LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 97.2%

CONSUMER DISCRETIONARY — 7.8%

	Hotels, Restaurants & Leisure — 1.8%

190,600	Marcus Corp.	$3,093,438

115,000	McDonald’s Corp.	7,151,850

	Total Hotels, Restaurants & Leisure	10,245,288

	Internet & Catalog Retail — 0.6%

63,650	Amazon.com Inc.*	3,263,972

	Media — 4.5%

236,500	Cablevision Systems Corp., New York Group, Class A Shares	3,982,660

469,640	Comcast Corp., Class A Shares	7,927,523

469,550	Time Warner Inc.	4,723,673

425,000	Walt Disney Co.	9,643,250

	Total Media	26,277,106

	Specialty Retail — 0.9%

160,130	Home Depot Inc.	3,686,193

80,000	Staples Inc.	1,433,600

	Total Specialty Retail	5,119,793

	TOTAL CONSUMER DISCRETIONARY	44,906,159

CONSUMER STAPLES — 12.7%

	Beverages — 1.1%

122,000	PepsiCo Inc.	6,681,940

	Food & Staples Retailing — 3.7%

382,000	Wal-Mart Stores Inc.	21,414,920

	Food Products — 3.5%

95,670	Cadbury PLC, ADR	3,412,549

94,790	General Mills Inc.	5,758,492

72,600	H.J. Heinz Co.	2,729,760

306,213	Kraft Foods Inc., Class A Shares	8,221,819

	Total Food Products	20,122,620

	Household Products — 4.4%

157,000	Kimberly-Clark Corp.	8,280,180

275,396	Procter & Gamble Co.	17,024,981

	Total Household Products	25,305,161

	TOTAL CONSUMER STAPLES	73,524,641

See Notes to Financial Statements.

12   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
ENERGY — 12.7%

	Energy Equipment & Services — 1.1%

243,160	Nabors Industries Ltd.*	$2,910,625

49,780	Schlumberger Ltd.	2,107,188

128,220	Weatherford International Ltd.*	1,387,340

	Total Energy Equipment & Services	6,405,153

	Oil, Gas & Consumable Fuels — 11.6%

122,100	Anadarko Petroleum Corp.	4,706,955

152,800	BP PLC, ADR	7,141,872

137,640	Devon Energy Corp.	9,044,324

1,220,940	El Paso Corp.	9,559,960

76,764	EnCana Corp.	3,567,991

229,055	Exxon Mobil Corp.	18,285,461

367,552	Newfield Exploration Co.*	7,259,152

56,000	Petroleo Brasileiro SA, ADR	1,371,440

173,040	SandRidge Energy Inc.*	1,064,196

307,103	Spectra Energy Corp.	4,833,801

	Total Oil, Gas & Consumable Fuels	66,835,152

	TOTAL ENERGY	73,240,305

EXCHANGE TRADED FUNDS — 1.3%

328,250	iShares MSCI Japan Index Fund	3,151,200

48,000	SPDR Gold Trust*	4,154,400

	TOTAL EXCHANGE TRADED FUNDS	7,305,600

FINANCIALS — 12.2%

	Capital Markets — 0.5%

99,800	Bank of New York Mellon Corp.	2,827,334

	Commercial Banks — 0.8%

160,600	Wells Fargo & Co.	4,734,488

	Diversified Financial Services — 1.7%

116,530	Bank of America Corp.	1,640,742

261,358	JPMorgan Chase & Co.	8,240,618

	Total Diversified Financial Services	9,881,360

	Insurance — 6.1%

154	Berkshire Hathaway Inc., Class A Shares*	14,876,400

452,420	Travelers Cos. Inc.	20,449,384

	Total Insurance	35,325,784

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   13

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 2.5%

720,500	Annaly Capital Management Inc.	$11,434,335

940,000	Chimera Investment Corp.	3,243,000

	Total Real Estate Investment Trusts (REITs)	14,677,335

	Real Estate Management & Development — 0.3%

209,970	Forest City Enterprises Inc., Class A Shares	1,406,799

	Thrifts & Mortgage Finance — 0.3%

390,770	Radian Group Inc.	1,438,034

	TOTAL FINANCIALS	70,291,134

HEALTH CARE — 9.8%

	Biotechnology — 0.5%

49,000	Amgen Inc.*	2,829,750

	Health Care Providers & Services — 0.7%

159,700	UnitedHealth Group Inc.	4,248,020

	Life Sciences Tools & Services — 0.5%

99,710	Pharmaceutical Product Development Inc.	2,892,587

	Pharmaceuticals — 8.1%

189,499	Abbott Laboratories	10,113,561

64,000	Bristol-Myers Squibb Co.	1,488,000

337,000	Johnson & Johnson	20,162,710

125,500	Novartis AG, ADR	6,244,880

305,200	Pfizer Inc.	5,405,092

207,290	Schering-Plough Corp.	3,530,149

	Total Pharmaceuticals	46,944,392

	TOTAL HEALTH CARE	56,914,749

INDUSTRIALS — 16.1%

	Aerospace & Defense — 2.4%

137,600	Honeywell International Inc.	4,517,408

183,050	Raytheon Co.	9,342,872

	Total Aerospace & Defense	13,860,280

	Air Freight & Logistics — 1.8%

183,710	United Parcel Service Inc., Class B Shares	10,133,444

	Commercial Services & Supplies — 3.6%

172,410	Covanta Holding Corp.*	3,786,124

114,102	Pitney Bowes Inc.	2,907,319

427,800	Waste Management Inc.	14,177,292

	Total Commercial Services & Supplies	20,870,735

See Notes to Financial Statements.

14   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
	Construction & Engineering — 0.3%

100,800	Quanta Services Inc.*	$1,995,840

	Industrial Conglomerates — 7.4%

126,550	3M Co.	7,281,687

716,900	General Electric Co.	11,613,780

186,030	McDermott International Inc.*	1,837,976

286,000	Tyco International Ltd.	6,177,600

297,700	United Technologies Corp.	15,956,720

	Total Industrial Conglomerates	42,867,763

	Machinery — 0.6%

97,470	Dover Corp.	3,208,712

	TOTAL INDUSTRIALS	92,936,774

INFORMATION TECHNOLOGY — 14.1%

	Communications Equipment — 2.4%

642,905	Cisco Systems Inc.*	10,479,351

96,100	QUALCOMM Inc.	3,443,263

	Total Communications Equipment	13,922,614

	Computers & Peripherals — 3.1%

31,600	Apple Inc.*	2,697,060

583,580	EMC Corp.*	6,110,083

110,040	International Business Machines Corp.	9,260,966

	Total Computers & Peripherals	18,068,109

	Internet Software & Services — 2.6%

23,604	Google Inc., Class A Shares*	7,261,771

292,605	VeriSign Inc.*	5,582,903

163,000	Yahoo! Inc.*	1,988,600

	Total Internet Software & Services	14,833,274

	IT Services — 1.4%

213,400	Automatic Data Processing Inc.	8,395,156

	Semiconductors & Semiconductor Equipment — 1.3%

371,925	Intel Corp.	5,452,421

673,900	LSI Corp.*	2,217,131

	Total Semiconductors & Semiconductor Equipment	7,669,552

	Software — 3.3%

610,200	Microsoft Corp.	11,862,288

392,500	Oracle Corp.*	6,959,025

	Total Software	18,821,313

	TOTAL INFORMATION TECHNOLOGY	81,710,018

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   15

Schedule of investments continued
December 31, 2008

LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

SHARES	SECURITY	VALUE
MATERIALS — 4.9%

	Chemicals — 3.9%

30,680	Air Products & Chemicals Inc.	$1,542,284

239,000	Celanese Corp., Series A Shares	2,970,770

206,000	E.I. du Pont de Nemours & Co.	5,211,800

56,200	Ecolab Inc.	1,975,430

62,900	Monsanto Co.	4,425,015

154,450	PPG Industries Inc.	6,553,313

	Total Chemicals	22,678,612

	Metals & Mining — 0.6%

166,500	Alcoa Inc.	1,874,790

62,870	Freeport-McMoRan Copper & Gold Inc., Class B Shares	1,536,543

	Total Metals & Mining	3,411,333

	Paper & Forest Products — 0.4%

82,000	Weyerhaeuser Co.	2,510,020

	TOTAL MATERIALS	28,599,965

TELECOMMUNICATION SERVICES — 4.5%

	Diversified Telecommunication Services — 4.2%

658,400	AT&T Inc.	18,764,400

160,500	Verizon Communications Inc.	5,440,950

	Total Diversified Telecommunication Services	24,205,350

	Wireless Telecommunication Services — 0.3%

55,740	American Tower Corp., Class A Shares*	1,634,297

	TOTAL TELECOMMUNICATION SERVICES	25,839,647

UTILITIES — 1.1%

	Electric Utilities — 0.3%

107,680	Duke Energy Corp.	1,616,277

	Independent Power Producers & Energy Traders — 0.8%

192,381	NRG Energy Inc.*	4,488,249

	TOTAL UTILITIES	6,104,526

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $602,234,671)	561,373,518

See Notes to Financial Statements.

16   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 2.5%

	Repurchase Agreement — 2.5%

$14,223,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/08 with Greenwich Capital Markets Inc., 0.060% due 1/2/09; Proceeds at maturity — $14,223,047; (Fully collateralized by various U.S. government agency obligations, 2.625% to 7.125% due 7/17/09 to 11/15/30; Market value — $14,507,573) (Cost — $14,223,000)	$14,223,000

	TOTAL INVESTMENTS — 99.7% (Cost — $616,457,671#)	575,596,518

	Other Assets in Excess of Liabilities — 0.3%	1,934,528

	TOTAL NET ASSETS — 100.0%	$577,531,046

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $619,191,553.

Abbreviation used in this schedule:

ADR  — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   17

Statement of assets and liabilities
December 31, 2008

ASSETS:

Investments, at value (Cost — $616,457,671)	$575,596,518

Cash	558

Receivable for securities sold	4,828,520

Dividends and interest receivable	1,495,499

Receivable for Portfolio shares sold	116,200

Prepaid expenses	6,944

Total Assets	582,044,239

LIABILITIES:

Payable for securities purchased	3,076,819

Payable for Portfolio shares repurchased	707,656

Investment management fee payable	335,693

Trustees’ fees payable	28,981

Distribution fees payable	2,190

Accrued expenses	361,854

Total Liabilities	4,513,193

TOTAL NET ASSETS	$577,531,046

NET ASSETS:

Par value (Note 6)	$327

Paid-in capital in excess of par value	622,387,190

Undistributed net investment income	1,906,864

Accumulated net realized loss on investments and futures contracts	(5,902,182)

Net unrealized depreciation on investments	(40,861,153)

TOTAL NET ASSETS	$577,531,046

Shares Outstanding:

Class I	31,733,856

Class II	998,521

Net Asset Value:

Class I	$17.64

Class II	$17.68

See Notes to Financial Statements.

18   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

Statement of operations
For the Year Ended December 31, 2008

INVESTMENT INCOME:

Dividends	$16,903,231

Interest	1,171,020

Less: Foreign taxes withheld	(26,335)

Total Investment Income	18,047,916

EXPENSES:

Investment management fee (Note 2)	5,619,658

Shareholder reports (Note 4)	731,073

Legal fees	77,129

Distribution fees (Notes 2 and 4)	64,697

Trustees’ fees	56,285

Audit and tax	55,745

Insurance	15,915

Custody fees	6,846

Transfer agent fees (Note 4)	1,103

Miscellaneous expenses	9,566

Total Expenses	6,638,017

Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(80,005)

Net Expenses	6,558,012

NET INVESTMENT INCOME	11,489,904

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(1,713,903)

Futures contracts	25,397

Net Realized Loss	(1,688,506)

Change in Net Unrealized Appreciation/Depreciation from Investments	(270,776,576)

NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(272,465,082)

DECREASE IN NET ASSETS FROM OPERATIONS	$(260,975,178)

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   19

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2008	2007
OPERATIONS:

Net investment income	$11,489,904	$10,389,060

Net realized gain (loss)	(1,688,506)	106,660,075

Change in net unrealized appreciation/depreciation	(270,776,576)	(39,789,634)

Increase (Decrease) in Net Assets From Operations	(260,975,178)	77,259,501

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income	(9,800,048)	(10,500,021)

Net realized gains	(32,696,399)	(81,712,106)

Decrease in Net Assets From Distributions to Shareholders	(42,496,447)	(92,212,127)

PORTFOLIO SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares	25,130,755	58,233,060

Reinvestment of distributions	42,496,447	92,212,046

Cost of shares repurchased	(179,942,846)	(178,932,106)

Net assets of shares issued in connection with merger (Note 7)	—	125,817,351

Increase (Decrease) in Net Assets From Portfolio Share Transactions	(112,315,644)	97,330,351

INCREASE (DECREASE) IN NET ASSETS	(415,787,269)	82,377,725

NET ASSETS:

Beginning of year	993,318,315	910,940,590

End of year*	$577,531,046	$993,318,315

* Includes undistributed net investment income of:	$1,906,864	$217,897

See Notes to Financial Statements.

20   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

CLASS I SHARES	2008[1]	2007[1]	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$26.36	$26.75	$24.23	$23.43	$21.77

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.33	0.30	0.30	0.21	0.25

Net realized and unrealized gain (loss)	(7.80)	1.96	3.28	0.80	1.66

Total income (loss) from operations	(7.47)	2.26	3.58	1.01	1.91

LESS DISTRIBUTIONS FROM:

Net investment income	(0.30)	(0.30)	(0.29)	(0.21)	(0.25)

Net realized gains	(0.95)	(2.35)	(0.77)	—	—

Total distributions	(1.25)	(2.65)	(1.06)	(0.21)	(0.25)

NET ASSET VALUE, END OF YEAR	$17.64	$26.36	$26.75	$24.23	$23.43

Total return[2]	(29.31)%	8.42%	14.80%	4.29%	8.79%

NET ASSETS, END OF YEAR (MILLIONS)	$560	$961	$911	$899	$852

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.81%	0.73%[3]	0.73%[3]	0.72%	0.75%

Net expenses	0.81	0.73 [3]	0.72 [3,4]	0.72	0.75 [4]

Net investment income	1.43	1.07	1.10	0.86	1.14

PORTFOLIO TURNOVER RATE	37%	45%	35%	51%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.73% for the year ended December 31, 2007 and 0.71% and 0.70%, respectively, for the year ended December 31, 2006.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

CLASS II SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$26.42	$28.30

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.29	0.06

Net realized and unrealized gain (loss)	(7.81)	0.40

Total income (loss) from operations	(7.52)	0.46

LESS DISTRIBUTIONS FROM:

Net investment income	(0.27)	(0.23)

Net realized gains	(0.95)	(2.11)

Total distributions	(1.22)	(2.34)

NET ASSET VALUE, END OF YEAR	$17.68	$26.42

Total return[3]	(29.44)%	1.57%

NET ASSETS, END OF YEAR (MILLIONS)	$18	$32

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	1.28%	1.07%[4]

Net expenses[5,6]	0.98	0.97 [4]

Net investment income	1.25	1.65 [4]

PORTFOLIO TURNOVER RATE	37%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 9, 2007 (inception date) to December 31, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.00%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable Appreciation Portfolio (“the Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective January 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   23

Notes to financial statements continued

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

SIGNIFICANT
			OTHER SIGNIFICANT	UNOBSERVABLE
		QUOTED PRICES	OBSERVABLE INPUTS	INPUTS
	DECEMBER 31, 2008	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in securities	$575,596,518	$561,373,518	$14,223,000	—

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Financial futures contracts. The Portfolio may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Portfolio is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Portfolio recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the

24   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Portfolio could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   25

Notes to financial statements continued

additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (”REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

26   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS	PAID-IN CAPITAL
(a)	$(839)	—	$839

(b)	(50)	$50	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

ANNUAL
AVERAGE DAILY NET ASSETS	RATE
Up to $250 million	0.750%

Next $250 million	0.700

Next $500 million	0.650

Next $1 billion	0.600

Next $1 billion	0.550

Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Portfolio.

During the year ended December 31, 2008, the Portfolio had a voluntary expense limitation in place of 1.00% for Class II shares.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Portfolio’s prospectus. In no case will the manager recapture any amount that would result, on any particular business

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   27

Notes to financial statements continued

day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the voluntary expense cap.

During the year ended December 31, 2008, the Portfolio was reimbursed for expenses amounting to $54,126.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Portfolio and any payments made pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2008, the Portfolio had accrued $5,433 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$282,685,887

Sales	370,927,169

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$77,156,035

Gross unrealized depreciation	(120,751,070)

Net unrealized depreciation	$(43,595,035)

4.	Class specific expenses, waivers and/or reimbursements
The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with the respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of

28   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

Class II shares. There is no distribution fee incurred by the Portfolio’s Class I shares. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2008, class specific expenses were as follows:

	DISTRIBUTION	TRANSFER AGENT	SHAREHOLDER REPORTS
	FEES†	FEES	EXPENSES
Class I	—	$998	$650,681

Class II	$64,697	105	80,392

Total	$64,697	$1,103	$731,073

†	During the year ended December 31, 2008, LMIS waived a portion of their distribution fees for the Portfolio, resulting in a waiver of $25,879. The distribution plan fee waiver can be terminated at any time.

For the year ended December 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/
REIMBURSEMENTS
Class I	—

Class II	$80,005

Total	$80,005

5.	Distributions to shareholders by class

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2008	DECEMBER 31, 2007
Net Investment Income:
Class I	$9,528,576	$10,240,394

Class II	271,472	259,627	*

Total	$9,800,048	$10,500,021

Net Realized Gains:
Class I	$31,657,136	$79,305,135

Class II	1,039,263	2,406,971	*

Total	$32,696,399	$81,712,106

*	For the period November 9, 2007 (inception date) to December 31, 2007.

6.	Shares of beneficial interest
At December 31, 2008, the Trust had an unlimited number of shares authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 30, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   29

Notes to financial statements continued

Transactions in shares of each class were as follows:

	YEAR ENDED		YEAR ENDED
	DECEMBER 31, 2008		DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES		AMOUNT
Class I
Shares sold	1,102,020	$24,610,816	2,082,926		$58,225,784

Shares issued on reinvestment	1,822,789	41,185,712	3,353,651		89,545,448

Shares repurchased	(7,638,357)	(172,789,325)	(6,357,562)		(177,711,977)

Shares issued with merger	—	—	3,319,511		92,613,496

Net increase (decrease)	(4,713,548)	$(106,992,797)	2,398,526		$62,672,751

Class II
Shares sold	24,212	$519,939	265	*	$7,276	*

Shares issued on reinvestment	57,362	1,310,735	100,173	*	2,666,598	*

Shares repurchased	(313,320)	(7,153,521)	(43,359)	*	(1,220,129)	*

Shares issued with merger	—	—	1,173,188	*	33,203,855	*

Net increase (decrease)	(231,746)	$(5,322,847)	1,230,267	*	$34,657,600	*

*	For the period November 9, 2007 (inception date) to December 31, 2007.

7.	Transfer of net assets
On April 27, 2007, the Portfolio acquired the assets and certain liabilities of Legg Mason Partners Investment Series — Legg Mason Variable Growth and Income Portfolio and Legg Mason Partners Variable Portfolios II — Legg Mason Partners Growth and Income Portfolio (collectively, the “Acquired Portfolios”), pursuant to a plan of reorganization approved by shareholders of the Acquired Portfolios on October 19, 2006. Total shares issued by the Portfolio and the total net assets of the Acquired Portfolios on the date of the transfer were as follows:

	SHARES ISSUED	TOTAL NET ASSETS OF THE
ACQUIRED PORTFOLIO	BY THE PORTFOLIO	ACQUIRED PORTFOLIO
Legg Mason Partners Investment Series — Legg Mason Partners Variable Growth and Income Portfolio	2,939,028	$81,998,109

Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Growth and Income Portfolio	380,483	10,615,387

Total net assets of the Portfolio before the reorganization were $920,880,888.

The total net assets of Legg Mason Partners Investment Series — Legg Mason Partners Variable Growth and Income Portfolio and Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Growth and Income Portfolio before acquisition included unrealized appreciation of $18,130,804 and $2,698,117, respectively, and accumulated net realized loss of $1,578,668 and $40,144, respectively. In addition, the total net assets of Legg Mason Partners

30   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

Variable Portfolios II — Legg Mason Partners Variable Growth and Income Portfolio included accumulated net investment loss of $2,353. The total net assets of the Portfolio immediately after the transfer were $1,013,494,384. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On November 9, 2007, the Portfolio acquired the assets and certain liabilities of Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Multiple Discipline Portfolio — Large Cap Growth and Value (the “Acquired Portfolio”), pursuant to a plan of reorganization approved by shareholders of the Acquired Portfolio on October 24, 2007. Total shares issued by the Portfolio and the total net assets of the Acquired Portfolio on the date of the transfer were as follows:

	SHARES ISSUED	TOTAL NET ASSETS OF THE
ACQUIRED PORTFOLIO	BY THE PORTFOLIO	ACQUIRED PORTFOLIO
Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Multiple Discipline Portfolio — Large Cap Growth and Value	1,173,188	$33,203,855

Total net assets of the Portfolio before the reorganization were $965,239,733.

The total net assets of Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Multiple Discipline Portfolio — Large Cap Growth and Value before the acquisition included unrealized appreciation of $5,307,317. Total net assets of the Portfolio immediately after the transfer were $998,443,588. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2008	2007
Distributions Paid From:
Ordinary income	$14,211,920	$16,033,569

Net long-term capital gains	28,284,527	76,178,558

Total distributions paid	$42,496,447	$92,212,127

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   31

Notes to financial statements continued

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,238,057

Capital loss carryforward*	(1,733,916)

Other book/tax temporary differences(a)	(1,765,577)

Unrealized appreciation/(depreciation)(b)	(43,595,035)

Total accumulated earnings/(losses) — net	$(44,856,471)

*	As of December 31, 2008, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2016	$(1,733,916)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also

32   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   33

Notes to financial statements continued

10.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges

34   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses, the five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11.	Recent accounting pronouncement
In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report   35

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Appreciation Portfolio, a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Appreciation Portfolio as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2009

36   Legg Mason Partners Variable Appreciation Portfolio 2008 Annual Report

Board approval of management and subadvisory
agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the Legg Mason Partners Variable Appreciation Portfolio’s (the “Fund”) management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s

Legg Mason Partners Variable Appreciation Portfolio   37

Board approval of management and subadvisory
agreements (unaudited) continued

knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30,

38   Legg Mason Partners Variable Appreciation Portfolio

2008. The Fund performed better than the median during each period and was in the first quintile for funds in the Performance Universe for the one-, three- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2008, which showed the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the portfolio managers are very experienced with an impressive performance track record and continued to apply a consistent investment strategy. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors

Legg Mason Partners Variable Appreciation Portfolio   39

Board approval of management and subadvisory
agreements (unaudited) continued

are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 12 large-cap core funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all large-cap core funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group, but higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints

40   Legg Mason Partners Variable Appreciation Portfolio

were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Appreciation Portfolio   41

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Partners Variable Appreciation Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex overseen by Trustee	57

Other board member-ships held by Trustee	None

ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (from 1969 to 2007)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

42   Legg Mason Partners Variable Appreciation Portfolio

ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

Legg Mason Partners Variable Appreciation Portfolio   43

Additional information (unaudited) continued
Information about Trustees and Officers

DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

44   Legg Mason Partners Variable Appreciation Portfolio

JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 2002

Principal occupation(s) during past five years	President, Murphy Capital Management (investment advice) (since 1983)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member- ships held by Trustee	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)

THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1]and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	Director, Citizens National Bank of Greater St. Louis, Maplewood, MO (since 2006)

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York,NY 10018

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over-seen by Trustee	57

Other board member-ships held by Trustee	None

Legg Mason Partners Variable Appreciation Portfolio   45

Additional information (unaudited) continued
Information about Trustees and Officers

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1]and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor,LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over-seen by Trustee	146

Other board member-ships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

46   Legg Mason Partners Variable Appreciation Portfolio

JOHN CHIOTA Legg Mason 300 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Legg Mason Partners Variable Appreciation Portfolio   47

Additional information (unaudited) continued
Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48   Legg Mason Partners Variable Appreciation Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record Date:	6/18/2008	12/18/2008

Payable Date:	6/19/2008	12/19/2008

Dividends qualifying for the dividends received deduction for corporations	67.51%	100.00%

Long-term capital gain dividend	$0.820312	—

Please retain this information for your records.

Legg Mason Partners Variable Appreciation Portfolio   49

Legg Mason Partners Variable
Appreciation Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable Appreciation Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Appreciation Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2009 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

Ranked ninth-largest money manager in the world according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.*

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010730 2/09 SR09-750

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,300 in 2007 and $229,100 in 2008.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $36,000 in 2007 and $12,900 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $35,900 in 2007 and $42,850 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $25,500 in 2007 and $0 in 2008. These fees consisted of procedures performed in connection with the mergers of the Legg Mason Partners funds on August 27, 2007
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2008.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

                Paul R. Ades
                Andrew L. Breech
                Dwight B. Crane
                Robert M. Frayn, Jr.
                Frank G. Hubbard
                Howard J. Johnson
                David E. Maryatt
                Jerome H. Miller
                Ken Miller
                John J. Murphy
                Thomas F. Schlafly
Jerry A. Viscione
(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: March 5, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: March 5, 2009

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: March 5, 2009